Exhibit 10.1

Execution Version

AMENDMENT NUMBER THIRTEEN
TO LOAN AND SECURITY AGREEMENT AND WAIVER

This AMENDMENT NUMBER THIRTEEN TO LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”), dated as of September 13, 2023, is entered into by and among AENT CORPORATION, a Delaware corporation (f/k/a Alliance Entertainment Holding Corporation, a Delaware corporation) (“AENT”), PROJECT PANTHER ACQUISITION CORPORATION, a Delaware corporation (“Panther”), AEC DIRECT, LLC, a Delaware limited liability company (“AEC”), ALLIANCE ENTERTAINMENT, LLC, a Delaware limited liability company (“Alliance”), DIRECTTOU, LLC, a Delaware limited liability company (“Directtou”), MECCA ELECTRONICS INDUSTRIES, INC., a New York corporation (“Mecca”), MILL CREEK ENTERTAINMENT, LLC, a Minnesota limited liability company (“Mill Creek”) and COKEM INTERNATIONAL, LTD., a Minnesota corporation (“COKeM”, and together with AENT, Panther, AEC, Alliance, Directtou, Mecca and Mill Creek, each a “Borrower”, and collectively, the “Borrowers”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, “Agent”).

RECITALS

A.      Borrowers, Agent, and the financial institutions party thereto from time to time as lenders (collectively, “Lenders”) are parties to that certain Loan and Security Agreement, dated as of February 21, 2017 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified in writing from time to time, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement as amended hereby.

B.       Alliance has entered into that certain Master Equipment Lease Agreement dated September 27, 2021, between Fifth Third Bank, National Association (“Fifth Third”) as Lessor and Alliance as Lessee (such Master Equipment Lease Agreement, together with all schedules, thereto and all other documents executed in connection therewith, as each may have been amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, collectively the “Fifth Third Equipment Lease”).

C.       AENT has entered into that certain Continuing Guaranty in favor of Fifth Third, dated September 27, 2021, guaranteeing the obligations of Alliance owing to Fifth Third under the Fifth Third Equipment Lease (the “Fifth Third Equipment Lease Guaranty”).

D.        Borrowers have been notified that Alliance is in default of the Fifth Third Equipment Lease as a result of one or more violations of the Fixed Charge Coverage Ratio calculation (“Fifth Third FCCR Defaults”) and as a result of one or more defaults arising under the Loan Agreement (the “Fifth Third Cross Defaults”, together with the Fifth Third FCCR Defaults, collectively the “Fifth Third Equipment Lease Defaults” and each individually a “Fifth Third Equipment Lease Default”).

E.        Borrowers acknowledge that the Fifth Third Equipment Lease Guaranty is not a Permitted Contingent Obligation and as such constitutes (i) a breach of Section 10.2.1 of the Loan Agreement and (ii) an Event of Default under Section 11.1(c) of the Loan Agreement.

F.        Borrowers further acknowledge that each of the Fifth Third Equipment Lease Defaults constitute (i) a breach of the Borrowers’ representation under Section 9.1.17 of the Loan Agreement, (ii) a breach of the Borrowers’ affirmative covenant under Section 10.1.3(c) of the Loan Agreement, and (iii) an Event of Default under Sections 11.1(b), (d) and (f)(ii) of the Loan Agreement (such Events of Default, together with the Event of Default described in Recital E above, the “Specified Fifth Third Equipment Lease Events of Default”).

G.        Borrowers have acknowledged that Alliance: (i) borrowed $7,595,520 from Ogilvie on June 6, 2023 (the “June 2023 Ogilvie Loan”) and repaid the June 6 Ogilvie Loan on June 28, 2023 (such repayment, together with the June 2023 Ogilvie Loan, the “June 2023 Ogilvie Loan Transactions”); (ii) entered into a $17,000,000 line of credit with Ogilvie on July 3, 2023 (the “Ogilvie 2023 Line of Credit”), (iii) borrowed $10,000,000 under the Ogilvie 2023 Line of Credit on July 3, 2023 and an additional $5,000,000 under the Ogilvie 2023 Line of Credit on July 10, 2023 (collectively, such loans the “July 2023 Ogilvie Loans”) and repaid the July 2023 Ogilvie Loans on July 26, 2023 (such repayment, together with the July 2023 Ogilvie Loans, the “July 2023 Ogilvie Loan Transactions”), and (iv) borrowed $17,000,000 under the Ogilvie 2023 Line of Credit on August 10, 2023 (such loan the “August 2023 Ogilvie Loan” and collectively with the June 2023 Ogilvie Loan and the July 2023 Ogilvie Loans, the “2023 Ogilvie Loans”) and repaid $7,000,000 of the August 2023 Ogilvie Loan on August 28, 2023 (such repayment, together with the August 2023 Ogilvie Loan, the “August 2023 Ogilvie Loan Transactions” and collectively with the June 2023 Ogilvie Loan Transactions and the July 2024 Ogilvie Loan Transactions, the “2023 Ogilvie Loan Transactions”).

H.        Borrowers acknowledge that (i) the 2023 Ogilvie Loans constitute Debt that is not permitted under, and therefore are a breach of, Section 10.2.1 of the Loan Agreement, (ii) the repayments of the 2023 Ogilvie Loans constitute Distributions that are not permitted under, and therefore are a breach of, Section 10.2.4 of the Loan Agreement, and (iii) the 2023 Ogilvie Loan Transactions are transactions with an Affiliate that are not permitted under, and therefore are a breach of, Section 10.2.17 of the Loan Agreement.

I.          Borrowers further acknowledge that the breaches of the negative covenants referenced in Recital H are Events of Default under Section 11.1 (d) of the Loan Agreement (such Events of Default, together with the Events of Default described in Recital G above, the “Specified Ogilvie Loan Transaction Events of Default” and collectively with the Specified Fifth Third Equipment Lease Events of Default, the “Specified Events of Default”).

J.          Borrowers have requested that Lenders waive the Specified Events of Default and amend the Loan Agreement to extend the Revolver Termination Date and to permit the existence of a portion of the 2023 Ogilvie Loans, and Lenders are willing to do so as provided herein.

K.         Subject to the terms and conditions set forth herein, Agent and Lenders agree to waive the Specified Events of Default and Agent, Lenders and Borrowers agree to extend the Revolver Termination Date.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.           AMENDMENTS TO THE LOAN AGREEMENT.

A.       The definition of “Other Agreement” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

Other Agreement: each LC Document, fee letter, Lien Waiver, intercreditor agreement (including the Vendor Intercreditor Agreements), subordination agreement (including the Ogilvie 2023 Subordination Agreement, the IC-DISC Subordination Agreements and the COKeM Sellers Subordination Agreement), Mortgage and related real estate documentation, Borrowing Base Report, Compliance Certificate, Borrower Materials, or other note, document, instrument or agreement (other than this Agreement or a Security Document) now or hereafter delivered by an Obligor or other Person to Agent or a Lender in connection with any transactions relating hereto.

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B.        The definition of “Revolver Termination Date” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

Revolver Termination Date: December 31, 2023.

C.        The definition of “Subordinated Debt” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

Subordinated Debt: the Debt incurred under the Ogilvie 2023 Subordinated Note, the IC-DISC Notes and the COKeM Sellers Notes.

D.         The following definitions are hereby added to Section 1.1 of the Loan Agreement in their appropriate alphabetical order:

Fifth Third: Fifth Third Bank, National Association.

Fifth Third Equipment Lease: that certain Master Equipment Lease Agreement dated September 27, 2021, between Fifth Third as Lessor and Alliance as Lessee, together with all schedules thereto and all other documents executed in connection therewith, in each case as in effect on the Thirteenth Amendment Effective Date.

Fifth Third Equipment Lease Additional Collateral: means the tangible and intangible equipment, goods, software, computer programs, personal property and other items listed and more particularly described in clause (ii) of Schedule 1.1E and made a part hereof, including any and all accessions, accessories and attachments thereto, together with all subleases, rentals, and similar arrangements with respect thereto.

Fifth Third Equipment Lease Guaranty: that certain unsecured Continuing Guaranty by AENT in favor of Fifth Third, dated September 27, 2021, guaranteeing the obligations of Alliance owing to Fifth Third under the Fifth Third Equipment Lease, as the same is in effect on the Thirteenth Amendment Effective Date.

Fifth Third Equipment Lease Original Collateral: means the tangible and intangible equipment, goods, software, computer programs, personal property and other items listed and more particularly described in clause (i) of Schedule 1.1E and made a part hereof, including any and all accessions, accessories and attachments thereto, together with all subleases, rentals, and similar arrangements with respect thereto.

Fifth Third Subordination Agreement: means that certain Collateral Access and Lien Subordination Agreement, dated as of the Thirteenth Amendment Effective Date, between Fifth Third and Agent, in respect of Fifth Third Equipment Lease.

Ogilvie 2023 Subordinated Note: means that certain Subordinated Promissory Note, dated as of the Thirteenth Amendment Effective Date, made by Alliance to the order of Ogilvie in the original principal amount of $10,000,000.

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Ogilvie 2023 Subordination Agreement: means that certain Subordination Agreement, dated as of the Thirteenth Amendment Effective Date, between Ogilvie and Agent, in respect of the Ogilvie 2023 Subordinated Note.

Thirteenth Amendment Effective Date: September 13, 2023.

E.      The definition of “Permitted Contingent Obligations” in Section 1.1 of the Loan Agreement is hereby amended by renaming clause (g) thereof clause (h) and adding the following new clause (h) thereto as follows:

(h) the Fifth Third Equipment Lease Guaranty;

F.      The definition of “Permitted Liens” in Section 10.2.2 of the Loan Agreement is hereby amended by amending clause (n) thereof to read as follows:

(n)       so long as such Liens are subject to the terms of the Fifth Third Subordination Agreement, Liens in favor of Fifth Third on the Fifth Third Equipment Lease Original Collateral and the Fifth Third Equipment Lease Additional Collateral;

G.      Section 10.2.1 of the Loan Agreement is hereby amended by deleting clause (i) thereof and replacing it with the following:

(i)        Debt of Alliance with respect to the Fifth Third Equipment Lease that is in existence as of the Thirteenth Amendment Effective Date (“Fifth Third Equipment Lease Obligations”);

H.      Section 10.2.1 of the Loan Agreement is hereby amended by deleting clause (j) thereof and replacing it with the following:

(j)        Subject to the terms of the Ogilvie 2023 Subordination Agreement, unsecured Debt of Alliance under the Ogilvie 2023 Subordinated Note;

I.        Section 10.2.1 of the Loan Agreement is hereby amended to add the following at the end thereof:

Notwithstanding anything to the contrary contained in this Section 10.2.1, from the Thirteenth Amendment Effective Date through the Revolver Termination Date Borrowers shall not create, incur, guarantee or suffer to exist any new Debt.

J.        Section 10.2.2 of the Loan Agreement is hereby amended to add the following at the end thereof:

Notwithstanding anything to the contrary contained in this Section 10.2.2, from the Thirteenth Amendment Effective Date through the Revolver Termination Date Borrowers shall not create or suffer to exist any new Lien upon any of its Property other than the Lien granted to Fifth Third on the Fifth Third Equipment Lease Additional Collateral.

K.       Section 10.2.4 of the Loan Agreement is hereby amended to add the following at the end thereof:

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Notwithstanding anything to the contrary contained in this Section 10.2.4, from the Thirteenth Amendment Effective Date through the Revolver Termination Date Borrowers shall not declare or make any Distributions, other than Distributions made to Ogilvie solely with respect to regularly scheduled payments of interest under the Ogilvie 2023 Subordinated Note, subject to the terms and conditions set forth in clause (i) of Section 10.2.8(a).

L.      Section 10.2.5 of the Loan Agreement is hereby amended to add the following at the end thereof:

Notwithstanding anything to the contrary contained in this Section 10.2.5, from the Thirteenth Amendment Effective Date through the Revolver Termination Date (i) loans and advances heretofore permitted under Section 10.2.7 will be considered Restricted Investments and shall not be made and (ii) Permitted Acquisitions will be considered Restricted Investments and shall not be made.

M.    Section 10.2.7 of the Loan Agreement is hereby amended to add the following at the end thereof:

Notwithstanding anything to the contrary contained in this Section 10.2.7, from the Thirteenth Amendment Effective Date through the Revolver Termination Date Borrowers shall not make any loans or other advances of money to any Person.

N.     Section 10.2.8 of the Loan Agreement is hereby amended by deleting clause (a)(i) thereof and replacing it with the following:

(i)     subject to the terms of the Ogilvie 2023 Subordination Agreement, Borrowers may make (x) regularly scheduled monthly payments of interest so long as no Event of Default has occurred or would result therefrom, and (y) payment of principal on the scheduled maturity date of June 30, 2024 under the Ogilvie 2023 Subordinated Note, so long as both before and immediately after giving effect to any such principal payment, all of the Payment Conditions are satisfied;

O.     Section 10.2.8(a) of the Loan Agreement is hereby amended by deleting the final paragraph thereof which begins “Not less than 5 Business Days prior…” and replacing it with the following:

Not less than 5 Business Days prior to the date of any payment permitted under this clause (a), a Senior Officer of Borrower Agent shall certify to Agent that all conditions to such payment have been satisfied under (i) this Agreement and (ii) the Ogilvie 2023 Subordination Agreement, the IC-DISC Subordination Agreements or the COKeM Sellers Subordination Agreement, as applicable.

P.      Section 10.2.8 of the Loan Agreement is hereby amended to replace clause 10.2.8(f) in its entirety with:

(f) Borrowed Money (other than the Obligations and the Subordinated Debt) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date, or with respect to the Fifth Third Equipment Lease Obligations on the Thirteenth Amendment Effective Date (or as amended thereafter with the consent of Agent).

Q.                 Section 10.2.17 of the Loan Agreement is hereby amended to replace clause 10.2.17(e) in its entirety with:

(e) [reserved]

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R.       Section 10.2.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

10.2.19 Amendments to Subordinated Debt and Fifth Third Equipment Lease. Amend, supplement or otherwise modify any document, instrument or agreement relating to (i) any Subordinated Debt, except as permitted under the terms of the Ogilvie 2023 Subordination Agreement, the IC-DISC Subordination Agreements, the Vendor Intercreditor Agreements, or the COKeM Sellers Subordination Agreement, as applicable, or (ii) the Fifth Third Equipment Lease, without the written consent of Agent, if the change would be material and adverse to the interests of the Lenders.

S.     A new Schedule 1.1E is hereby attached to and made part of the Loan Agreement, in the form of Schedule 1.1E attached to this Amendment.

II.     WAIVER OF SPECIFIED EVENTS OF DEFAULT AND RELEASE. Notwithstanding any term or provision of the Loan Documents to the contrary, Agent and Lenders hereby agree to waive the Specified Events of Default.

A.      The limited waiver set forth herein shall be limited precisely as written and shall not be deemed to (i) be an amendment, waiver, consent, or modification of any other term or condition of the Loan Agreement or any other Loan Document, or (ii) prejudice any right or remedy which Agent or the Lenders may now or in the future have under or in connection with the Loan Agreement or any other Loan Document. The limited waiver set forth herein shall not excuse future non-compliance with the Loan Agreement or any other Loan Document and shall not be a practical construction, course of conduct or course of performance under the Loan Agreement or under any other Loan Document. Each Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that Agent, for the ratable benefit of the Lenders, has and shall continue to have valid, perfected Liens in the Collateral.

B.       Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Borrower in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention each Borrower waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT A CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

C.        Each Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

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D.        Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above and it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by each Borrower pursuant to the above release. If any Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

III.               CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment as set forth herein is subject to the satisfaction or waiver of the following conditions precedent:

A.       Amendment. (i) Agent shall have received fully executed copies of this Amendment; and (ii) Agent shall be satisfied that the execution and delivery of this Amendment by Borrowers shall have been duly authorized or ratified by all necessary corporate action.

B.        Fifth Third Equipment Lease. Agent shall have received a fully executed copy of an amendment and waiver to the Fifth Third Equipment Lease that (i) [reserved], (ii) grants a Lien on the Fifth Third Equipment Lease Additional Collateral and no other Collateral (which Lien shall be released upon the satisfaction of the following conditions: (x) the obligations under the Fifth Third Equipment Lease having been reduced to no more than $6,000,000 and (y) on or after September 30, 2024, AENT demonstrating a Fixed Charge Coverage Ratio, on a trailing twelve month basis, of at least 1.10:1.00), and (iii) waives any current events of default under the Fifth Third Equipment Lease and the Fifth Third Equipment Lease Guaranty, which amendment and waiver will be satisfactory to the Agent in all respects.

C.        Subordination and Collateral Access Agreement. Agent shall have received a fully executed copy of a subordination and collateral access agreement between Agent and Fifth Third, in form and substance satisfactory to Agent in all respects.

D.        Ogilvie 2023 Subordinated Note and Ogilvie 2023 Subordination Agreement. Agent shall have received an executed copy of the Ogilvie 2023 Subordinated Note and a fully executed copy of the Ogilvie 2023 Subordination Agreement, in each case in form and substance acceptable to Agent.

E.         Satisfaction of Conditions under Section 6.2 of the Loan Agreement. Borrowers represent and warrant as of the date hereof that: (i) no Default or Event of Default exists other than the Specified Events of Default being waived hereby; (ii) the representations and warranties of each Obligor in the Loan Documents are true and correct (except for representations and warranties that relate solely to an earlier date); (iii) all conditions precedent in any Loan Document are satisfied; (iv) no event has occurred or circumstance exists that has or could reasonably be expected to have a Material Adverse Effect; and (v) with respect to a Letter of Credit issuance, all LC Conditions are satisfied.

F.         Miscellaneous. Borrowers shall have executed and delivered to Agent such other documents and instruments as Agent may reasonably require.

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IV.     MISCELLANEOUS.

A.    Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent and Lenders to rely thereon.

B.     Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

C.     Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that no Event of Default or Default exists other than the Specified Events of Default being waived hereby.

D.     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.      Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

F.      Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

G.      NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG AGENT, LENDERS, AND BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG AGENT, LENDERS, AND BORROWERS.

H.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

I.        CONSENT TO FORUM; OTHER JURISDICTIONS; ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING FORUM; OTHER JURISDICTIONS; ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS SET FORTH IN SECTIONS 14.14 AND 14.15 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:	/s/ Jennifer Tang
Name:	Jennifer Tang
Title:	Senior Vice President

Amendment Number Thirteen to Loan and Security Agreement and Waiver

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Lingrosso
Name:	Patrick Lingrosso
Title:	Vice President

Amendment Number Thirteen to Loan and Security Agreement and Waiver

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Patrick Roy
Name:	Patrick Roy
Title:	AVP

Amendment Number Thirteen to Loan and Security Agreement and Waiver

BORROWERS:

AENT CORPORATION

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

PROJECT PANTHER ACQUISITION CORPORATION

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

AEC DIRECT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

ALLIANCE ENTERTAINMENT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

DIRECTTOU, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

MECCA ELECTRONICS INDUSTRIES, INC.

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

Amendment Number Thirteen to Loan and Security Agreement and Waiver

MILL CREEK ENTERTAINMENT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

COKEM INTERNATIONAL, LTD.

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

Amendment Number Thirteen to Loan and Security Agreement and Waiver